Exhibit 99.1

ANNEX A
 The Trust Student Loan Pool as of October 31, 2019

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2019, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,290,177 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$449,018,750
Aggregate Outstanding Principal Balance – Treasury Bill	$58,149,378
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.95%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$390,869,373
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.05%
Number of Borrowers	$10,880
Average Outstanding Principal Balance Per Borrower	41,270
Number of Loans	19,131
Average Outstanding Principal Balance Per Loan – Treasury Bill	$35,917
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	22,320
Weighted Average Remaining Term to Scheduled Maturity	$177 months
Weighted Average Annual Interest Rate	$7.34%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	2	55,134	*
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	12	73,378	*
5.01% to 5.50%	301	3,728,295	0.8
5.51% to 6.00%	1,820	29,160,076	6.5
6.01% to 6.50%	3,735	65,256,450	14.5
6.51% to 7.00%	5,625	113,454,461	25.3
7.01% to 7.50%	1,146	28,723,944	6.4
7.51% to 8.00%	2,497	75,661,160	16.9
8.01% to 8.50%	3,527	109,816,484	24.5
Equal to or greater than 8.51%	466	23,089,370	5.1

Total	19,131	$449,018,750	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,485	$4,066,008	0.9%
$ 5,000.00-$ 9,999.99	1,323	9,641,247	2.1
$ 10,000.00-$14,999.99	942	11,706,955	2.6
$ 15,000.00-$19,999.99	960	16,787,874	3.7
$ 20,000.00-$24,999.99	848	18,988,631	4.2
$ 25,000.00-$29,999.99	667	18,243,408	4.1
$ 30,000.00-$34,999.99	566	18,289,772	4.1
$ 35,000.00-$39,999.99	465	17,377,790	3.9
$ 40,000.00-$44,999.99	406	17,244,302	3.8
$ 45,000.00-$49,999.99	399	18,916,074	4.2
$ 50,000.00-$54,999.99	328	17,226,900	3.8
$ 55,000.00-$59,999.99	266	15,298,636	3.4
$ 60,000.00-$64,999.99	217	13,569,223	3.0
$ 65,000.00-$69,999.99	199	13,455,830	3.0
$ 70,000.00-$74,999.99	185	13,392,185	3.0
$ 75,000.00-$79,999.99	155	11,980,215	2.7
$ 80,000.00-$84,999.99	129	10,647,695	2.4
$ 85,000.00-$89,999.99	127	11,108,612	2.5
$ 90,000.00-$94,999.99	110	10,165,047	2.3
$ 95,000.00-$99,999.99	107	10,436,107	2.3
$100,000.00 and above	996	170,476,236	38.0

Total	10,880	$449,018,750	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	18,146	$415,906,172	92.6%
31-60 days	346	11,410,804	2.5
61-90 days	149	4,667,031	1.0
91-120 days	110	5,108,289	1.1
121-150 days	86	2,609,820	0.6
151-180 days	61	2,358,070	0.5
181-210 days	23	870,777	0.2
Greater than 210 days	210	6,087,788	1.4

Total	19,131	$449,018,750	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	58	$26,191	*
4 to 12	295	956,115	0.2%
13 to 24	797	7,032,432	1.6
25 to 36	1,746	7,751,011	1.7
37 to 48	994	9,117,179	2.0
49 to 60	830	9,112,348	2.0
61 to 72	903	10,074,084	2.2
73 to 84	964	12,405,456	2.8
85 to 96	1,558	18,984,493	4.2
97 to 108	878	14,028,848	3.1
109 to 120	811	14,292,153	3.2
121 to 132	1,186	27,719,453	6.2
133 to 144	1,234	31,806,361	7.1
145 to 156	1,428	37,054,267	8.3
157 to 168	900	28,149,554	6.3
169 to 180	737	25,268,516	5.6
181 to 192	643	24,928,339	5.6
193 to 204	568	20,599,752	4.6
205 to 216	483	19,975,786	4.4
217 to 228	368	17,099,363	3.8
229 to 240	301	15,008,725	3.3
241 to 252	236	12,041,349	2.7
253 to 264	165	8,539,421	1.9
265 to 276	154	9,291,267	2.1
277 to 288	117	7,390,312	1.6
289 to 300	191	12,858,566	2.9
301 to 312	362	26,680,111	5.9
313 to 324	34	2,585,080	0.6
325 to 336	44	3,164,690	0.7
337 to 348	47	3,837,878	0.9
349 to 360	48	6,048,374	1.3
361 and above	51	5,191,276	1.2

Total	19,131	$449,018,750	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	558	$16,156,445	3.6%
Forbearance	1,156	44,169,401	9.8
Repayment
First year in repayment	166	11,368,124	2.5
Second year in repayment	137	9,379,856	2.1
Third year in repayment	233	14,206,559	3.2
More than 3 years in repayment	16,881	353,738,366	78.8

Total	19,131	$449,018,750	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 127.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	52.5	-	191.3
Forbearance	-	42.0	199.7
Repayment	-	-	167.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $16,156,445 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,013,756 or approximately 68.2% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	246	$6,605,434	1.5%
Alaska	27	442,701	0.1
Arizona	419	10,890,449	2.4
Arkansas	230	4,870,740	1.1
California	2,249	60,092,012	13.4
Colorado	358	7,264,966	1.6
Connecticut	139	2,711,202	0.6
Delaware	45	918,112	0.2
District of Columbia	64	1,613,957	0.4
Florida	1,078	30,518,567	6.8
Georgia	704	19,743,447	4.4
Hawaii	57	1,179,949	0.3
Idaho	105	2,571,519	0.6
Illinois	932	19,799,470	4.4
Indiana	281	5,198,808	1.2
Iowa	144	2,568,982	0.6
Kansas	432	9,369,728	2.1
Kentucky	159	3,776,269	0.8
Louisiana	747	16,816,158	3.7
Maine	54	1,381,034	0.3
Maryland	391	10,191,287	2.3
Massachusetts	312	6,152,605	1.4
Michigan	629	15,547,712	3.5
Minnesota	496	8,364,591	1.9
Mississippi	260	6,083,699	1.4
Missouri	594	13,537,672	3.0
Montana	62	1,057,716	0.2
Nebraska	80	1,828,337	0.4
Nevada	151	3,450,920	0.8
New Hampshire	55	1,086,891	0.2
New Jersey	286	7,191,786	1.6
New Mexico	64	1,798,794	0.4
New York	723	18,460,449	4.1
North Carolina	340	7,637,679	1.7
North Dakota	13	280,171	0.1
Ohio	118	2,048,045	0.5
Oklahoma	532	10,948,960	2.4
Oregon	476	12,204,977	2.7
Pennsylvania	425	8,643,942	1.9
Rhode Island	27	685,033	0.2
South Carolina	194	5,747,299	1.3
South Dakota	29	418,449	0.1
Tennessee	477	10,844,663	2.4
Texas	1,984	43,483,664	9.7
Utah	78	1,518,386	0.3
Vermont	21	465,949	0.1
Virginia	395	8,604,416	1.9
Washington	794	16,321,423	3.6
West Virginia	41	826,726	0.2
Wisconsin	424	10,045,950	2.2
Wyoming	27	549,075	0.1
Other	163	4,657,981	1.0

Total	19,131	$449,018,750	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	8,245	$151,117,514	33.7%
Other Repayment Options(1)	10,886	297,901,236	66.3
Income-driven Repayment(2)	0	0	0.0

Total	19,131	$449,018,750	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 244 loans with an aggregate outstanding principal balance of $10,511,607 currently in an interest-only period.  These interest-only loans represent approximately 2.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	9,551	$197,399,983	44.0%
Unsubsidized	9,580	251,618,768	56.0

Total	19,131	$449,018,750	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	53	$1,155,373	0.3%
October 1, 1993 through June 30, 2006	19,078	447,863,378	99.7
July 1, 2006 and later	0	0	0.0

Total	19,131	$449,018,750	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,304	$17,296,128	3.9%
College Assist	37	705,056	0.2
Educational Credit Management Corporation	897	23,542,229	5.2
Great Lakes Higher Education Corporation	9,815	248,320,358	55.3
Illinois Student Assistance Comm	854	17,958,962	4.0
Kentucky Higher Educ. Asst. Auth.	99	1,966,678	0.4
Louisiana Office Of Student Financial Asst	319	5,987,008	1.3
Michigan Guaranty Agency	390	9,085,627	2.0
New Jersey Higher Ed Student Assistance Authority	207	4,757,731	1.1
New York State Higher Ed Services Corp	1,035	23,262,043	5.2
Oklahoma Guaranteed Stud Loan Prog	543	10,931,617	2.4
Pennsylvania Higher Education Assistance Agency	1,976	47,692,352	10.6
Texas Guaranteed Student Loan Corp	1,655	37,512,962	8.4
Total	19,131	$449,018,750	100.0%

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

Ascendium Education Solutions, Inc.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana.  Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) served as the designated guarantor for education loan programs under the Higher Education Act of 1965, as amended (the “Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

 USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest.  Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010.  The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009.  Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

 The Ascendium Portfolio (Without Consideration of USAF and NELA)

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level1
2014	0.94%
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648%, 0.608%, 0.827%, 1.000% and 1.480%, respectively.  Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80% and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation.  According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

1      In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate.  The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	2.05%
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%